Exhibit 32.1
LEIDOS HOLDINGS, INC. AND LEIDOS INC.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Leidos Holdings, Inc. (“Leidos”) and Leidos, Inc. (together with Leidos, the “Company”) on Form 10-Q for the period ended October 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger A. Krone, Chief Executive Officer of each of Leidos Holdings, Inc. and Leidos, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 3, 2014

/s/ Roger A. Krone
Roger A. Krone Chief Executive Officer